MONTHLY CERTIFICATEHOLDERS STATEMENT                     1
                      BANK OF AMERICA NATIONAL ASSOCIATION (USA)
                    FIRST OMNI BANK CREDIT CARD MASTER TRUST
                                 SERIES 1996-A


Pursuant to the Pooling and Servicing Agreement, dated as of April 1, 1996 (and amended as of February 25, 1998 pursuant to the acquisition of the First Omni Bank Credit Card Master Trust by Bank of America NA, and as may further be amended, from time to time, the "Agreement"), as supplemented by the Series 1996-A Supplement (as amended and Supplemented, the "Series Supplement"), each among Bank of America NA, as Servicer and
Bank of New York, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Monthly Period is set forth below.

Monthly Period:                                              December-00

Determination Date:                                            12-Jan-01

Number of Days in Period:                                             31

Distribution Date:                                             16-Jan-01

Period                                                                56

                                                (Revolving =  0-48
                                                Controlled Accumulation = 49-60)


A. ORIGINAL DEAL PARAMETERS

(a) Class A Initial Investor Interest        $442,500,000.00              88.50%
(b) Class B Initial Investor Interest        $ 25,000,000.00               5.00%
(c) Collateral Initial Interest              $ 32,500,000.00               6.50%
                                             ---------------
(d) Total Initial Investor Interest          $500,000,000.00

(e) Minimum Transferor Interest                         7.00%

(f) LIBOR as of most recent reset date               6.71000%

(g) Current Class A Certificate
       Rate 6.65%                                    6.65000%
(h) Current Class B Certificate
       Rate ((f) + 0.28%)                            6.99000%
(i) Current Class C Certificate
       Rate (less Spread Acct Amt)
       ((f) + 0.425%)                                7.13500%
(i.a) Spread Acct Amount Rate ((f) + 0.20%)          6.91000%
(j) Net Servicing Fee Rate                              0.50
(k) Servicer Interchange%                               1.00%
(l) Total Servicing Fee% (j + k)                        1.50%

------------------------------
I. RECEIVABLES IN THE TRUST
------------------------------

(a) Beginning of the Period Principal
       Receivables                           $620,636,347.15
(b) Beginning of the Period Finance
       Charge Receivables                     $14,200,430.88
(c) Beginning of the Period Discounted
       Receivables                                     $0.00
(d) Beginning of the Period Total
       Receivables (a + b + c)               $634,836,778.03
(e) Removed Principal Receivables                      $0.00
(f) Removed Finance Charge Receivables                 $0.00
(g) Removed Total Receivables (e + f)                  $0.00

(h) Additional Principal Receivables                   $0.00
(i) Additional Finance Charge Receivables              $0.00
(j) Additional Total Receivables (h + i)               $0.00

(k) End of Period Principal Receivables      $636,404,802.78
(l) End of Period Finance Charge
       Receivables                            $14,636,117.52
(m) End of Period Discounted
       Receivables                                      $0.00
(n) End of Period Total Receivables
       (k + l + m )                          $651,040,920.30

(o) Total Number of Accounts at End
       of Period                                     854,789
(p) Total Number of Foreign Accounts at
       End of Period                                   1,191
     (as a % of Total Number of Accounts)
        (p/o)                                           0.14%

                      MONTHLY CERTIFICATEHOLDERS STATEMENT                     2
                      BANK OF AMERICA NATIONAL ASSOCIATION (USA)
                    FIRST OMNI BANK CREDIT CARD MASTER TRUST
                                 SERIES 1996-A

<BTB>



II. INVESTOR INTERESTS AND INVESTOR PERCENTAGES
-----------------------------------------------

(a) Class A Initial Investor Interest        $442,500,000.00              88.50%
(b) Class B Initial Investor Interest        $ 25,000,000.00               5.00%
(c) Collateral Initial Interest              $ 32,500,000.00               6.50%
(d) Total Initial Investor Interest
       (a + b + c)                                               $500,000,000.00

(e) Beginning of Period Class A Investor
       Interest                              $442,500,000.00              88.50%
(f) Beginning of Period Class B Investor
       Interest                              $ 25,000,000.00               5.00%
(g) Beginning of Period Collateral Interest  $ 32,500,000.00               6.50%
(h) Beginning of Period Total Investor
       Interest (e + f + g)                                      $500,000,000.00

(i) End of Period Class A Investor Interest
       (e - (IX.b) - (X.f))                  $442,500,000.00              88.50%
(j) End of Period Class B Investor Interest
       (f - (IX.e) - (X.k))                  $ 25,000,000.00               5.00%
(k) End of Period Collateral Interest
       (g - (IX.h) - (X.n) - (X.o))          $ 32,500,000.00               6.50%
(l) End of Period Total Investor Interest
       (i + j + k)                                               $500,000,000.00

(m) Floating Investor Percentage(h / (I.a))                             80.5625%
    (n) Class A Floating Allocation (e / h)                               88.50%
(o) Class B Floating Allocation (f / h)                                    5.00%
(p) Class C Floating Allocation (g / h)                                    6.50%

(q) Total Servicing Fee (l*(A.1)/12)             $625,000.00
(r) Servicer Interchange (l*(A.k)/12)            $416,666.67
(v) Aggregate Investor Default Amount
       (m*(IV.j))                              $2,704,127.42

III. TRANSFEROR INTEREST
-------------------------

(a) Beginning Transferor Interest
       (I.a - II.h)                          $120,636,347.15
(b) Ending Transferor Interest (I.k - II.l)  $136,404,802.78
(c) Minimum Transferor Interest (A.e * I.k)   $44,548,336.19
(d) Minimum Aggregate Principal Receivables
       (II.h)                                $500,000,000.00
(e) Excess Funding Account Balance at end
       of Period                                       $0.00
(f) Sum of Principal Receivables and Excess
       Funding Account (I.k + e)             $636,404,802.78

IV. PERFORMANCE SUMMARY
-----------------------

COLLECTIONS:

(a)  Collections of Principal Receivables     $81,693,203.24
(b)  Collections of Finance Charge
        Receivables                           $10,786,060.35
        - Receivables (Periodic Charges
          & Fees)                             $ 9,342,789.92
        - Interchange                          $1,327,604.31
        - Recoveries                             $115,666.12

(c) Total Collections (a + b)                $ 92,479,263.59

DELINQUENCIES AND LOSSES:

(d) End of the month delinquencies:
    (e) 31-60 days delinquent                 $12,742,276.29
    (f) 61-90 days delinquent                  $8,004,332.22
    (g) 91-120 days delinquent                 $5,690,439.52
    (h) 121 + days delinquent                  $8,177,702.50

    (i) Total 31 + days delinquent
           (e + f + g + h)                    $34,614,750.53

(j) Aggregate Default Amount                   $3,356,558.47
(k) Recoveries of Principal Receivables
       (included in (b))                         $115,666.12
(l) Net Charge-offs (Aggregate Default
       Amount less principal recoveries)       $3,240,892.35


                      MONTHLY CERTIFICATEHOLDERS STATEMENT                     3
                      BANK OF AMERICA NATIONAL ASSOCIATION (USA)
                    FIRST OMNI BANK CREDIT CARD MASTER TRUST
                                 SERIES 1996-A



V. ALLOCATION AND APPLICATION OF COLLECTIONS
--------------------------------------------

(a) Class A Available Funds ((II.n)*
       [(II.m)*(IV.b)-(II.r)])                 $7,321,475.08
(b) Class A Monthly Interest
       ([(A.g)*(II.a)*(30 days)]/360)          $2,452,187.50
(c) Class A Servicing Fee
       ([II.n)*(A.j)*(II.1)]/12)                 $184,375.00
(d) Class A Investor Default Amount
       ((II.n)*(II.v))                         $2,393,152.76
(e) Class A contribution to Excess
       Spread (a - b - c - d)                  $2,291,759.82

(f) Class B Available Funds
       ((II.o)*[(II.m)*(IV.b)_(II.r)])           $413,642.66
(g) Class B Monthly Interest
       ([(A.h)*(II.b)*(# days)]/360)             $155,333.33
(h) Class B Servicing Fee
       ([(II.o)*(A.j)*(II.1)]/12                  $10,416.67
(i) Class B contribution to Excess Spread
      (f - g - h)                                $247,892.66

(j) Collateral Available Funds
       ((II.p)*[(II.m)*(IV.b)-(II.r)])           $537,735.46
(k) Collateral Servicing Fee (if NOT
       Bank of America NA or Bank of NY)               $0.00
(l) Collateral Interest contribution to
       Excess Spread (j - k)                     $537,735.46

(m) Total Excess Spread (e + i + l)            $3,077,387.94
(n) Class A Required Amount                            $0.00
(o) Class B Required Amount                      $135,206.37
       (includes Class B Investor Default
       Amount (II.o*II.v))
(p) Collateral Monthly Interest
      ([(A.i)*(II.c-V.s) +
         (A.ia*V.s)}*(#days)}/360)               $206,122.22
(q) Coll. Int. Svcg Fee (if Bank of America
       NA or Bk of NY) ([(II.p)*(A.j)*
       (II.l)]/12)                                $13,541.67
(r) Collateral Interest Default Amount
       (II.p*II.v)                               $175,768.28

(s) Spread Account Amount (after effects
       of prior Distribution Date)                     $0.00

(t) Reserve Account Funding Date                    month 48
(u) Reserve Fund Cap                                   1.00%
(v) Required Reserve Account Amount            $4,425,000.00

(w) Excess Finance Charge Collections
       (m - n - o - p - q - r )                $2,546,749.40


                      MONTHLY CERTIFICATEHOLDERS STATEMENT                     4
                      BANK OF AMERICA NATIONAL ASSOCIATION (USA)
                    FIRST OMNI BANK CREDIT CARD MASTER TRUST
                                 SERIES 1996-A



VI.  YIELD and BASE RATE
-------------------------

Base Rate
---------
(The sum of the Class A Monthly Interest,
   Class B Monthly Interest, and Collateral
   Monthly Interest and the Investor Servicing
   Fee (2%) divided by the Investor Interest)

(a) Base Rate (current month)                          8.75
(b) Base Rate (prior month)                            8.69%
(c) Base Rate (2 months ago)                           8.69
(d) 3 Month Average Base Rate                                              8.71

Gross Portfolio Yield
---------------------
(Finance Charge Collections allocable to
   investors/total investor interest)

(e) Gross Portfolio Yield (current month)             20.85
(f) Gross Portfolio Yield (prior month)               20.76
(g) Gross Portfolio Yield (2 months ago)              21.97
(h) 3 Month Average Portfolio Yield                                       21.19

Portfolio Yield
---------------
(Finance Charge Collections allocable to
   investors less investor default amount/
   total investor interest)

(e) Portfolio Yield (current month)                   14.36
(f) Portfolio Yield (prior month)                     13.52
(g) Portfolio Yield (2 months ago)                    14.92
(h) 3 Month Average Portfolio Yield                                       14.27

Portfolio Net Yield
-------------------
(Portfolio Yield minus Base Rate)

(e) Portfolio Adjusted Yield (current month)           5.61
(f) Portfolio Adjusted Yield (prior month)             4.83
(g) Portfolio Adjusted Yield (2 months ago)            6.23
(h) 3 Month Average Portfolio Adjusted Yield                               5.56

Excess Finance Charge Yield
---------------------------
(Excess Finance Charge Collections/total
   Investor Interest)

(e) Excess Finance Charge Yield (current month)        6.11
(f) Excess Finance Charge Yield (prior month)          5.33
(g) Excess Finance Charge Yield (2 months ago)         6.73
(h) 3 Month Average Excess Finance Charge Yield                            6.06

VII.  PORTFOLIO PERFORMANCE RATES
---------------------------------

                                               Current Month     3 Month Average
                                               -------------     ---------------

(a) Net Charge-Offs (Net C/O's as a % of Total
       Beg Receivables Outstanding)                    6.13
(b) Monthly Principal Payment Rate (% of Total
       Beg Principal Recvbles Outstanding)            13.16
(c) Monthly Payment Rate (% of Total Beg Recvbles
       Outstanding)                                   14.34

(d) Gross Porfolio Yield to Investors                 20.85             21.19
(e) Investor Default Rate                              6.49              6.93%
(f) Portfolio Yield                                   14.36             14.27%
(g) Base Rate                                          8.75              8.71%
(h) Portfolio Net Yield                                5.61              5.56%
(i) Portfolio Adjusted Yield                           5.11              5.06%

(j) Excess Finance Charge Collections %                6.11              6.06%


                      MONTHLY CERTIFICATEHOLDERS STATEMENT                     5
                      BANK OF AMERICA NATIONAL ASSOCIATION (USA)
                    FIRST OMNI BANK CREDIT CARD MASTER TRUST
                                 SERIES 1996-A



VIII.  ACCUMULATION AND PRINCIPAL FUNDING ACCOUNT
-------------------------------------------------

(a) Cumulative Class A principal distributed
       to PFA (as of prior distribution date)         $245,833,333.35
(b) Class A Principal deposited in the PFA             $49,166,666.67
(c) Total Class A Principal deposited in
       the PFA (a + b)                                $295,000,000.02

(d) Cumulative Class B principal distributed
    to PFA (as of prior distribution date)             $0.00
(e) Class B Principal deposited in the PFA             $0.00
(f) Total Class B Principal deposited in the
       PFA (a + b)                                     $0.00

(g) Ending PFA balance (c + f)                        $295,000,000.02

IX.  PRINCIPAL REPAYMENT
-------------------------

(a) Class A Principal paid (as of prior
       distribution dates)                             $0.00
(b) Class A Principal payments                         $0.00
(c) Total Class A Principal paid (a + b)               $0.00

(d) Class B Principal paid (as of prior
       distribution dates)                             $0.00
(e) Class B Principal payments                         $0.00
(f) Class B Principal paid (d + e)                     $0.00

(g) Collateral Principal paid (as of
       prior distribution dates)                       $0.00
(h) Collateral Principal payments                      $0.00
(i) Total Collateral Principal paid (g + h)            $0.00

X.  INVESTOR CHARGE-OFFS
-------------------------

CLASS A INVESTOR CHARGE-OFFS
(a) Class A Investor Default Amount            $2,393,152.76
(b) Reimbursed from Class A Available Funds    $2,393,152.76
(c) Reimbursed from Excess Spread                      $0.00
(d) Reimbursed from Reallocated Principal
       Collections                                     $0.00
(e) Total amount reimbursed in respect of
       Class A Investor Default Amount         $2,393,152.76
(f) Class A Investor Charge-Off (a - e)                $0.00

CLASS B INVESTOR CHARGE-OFFS
(g) Class B Investor Default Amount              $135,206.37
(h) Reimbursed from Excess Spread                $135,206.37

(i) Reimbursed from Reallocated Principal
       Collections                                     $0.00
(j) Total amount reimbursed in respect
       of Class B Investor Default Amount        $135,206.37
(k) Class B Investor Charge-Off (g - j)                $0.00

CLASS C INVESTOR CHARGE-OFFS
(l) Collateral Default Amount                    $175,768.28
(m) Reimbursed from Excess Spread                $175,768.28
(n) Collateral Charge-Off (l - m)                      $0.00
(o) Writedown from Reallocated Principal
       Collections                                     $0.00


                               Bank of America NA (USA), as Servicer



                               By:  /s/  VICTORIA J. JAHANBANI
                               --------------------------------------
                               Name:  Victoria J. Jahanbani
                               Title: Vice President